UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2016

CES SYNERGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55159	460839941
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39646 Fig Street

P.O. Box 1299

Crystal Springs, FL 33524

(Address of principal executive offices) (zip code)

813-783-1688

(Registrant's telephone number, including area code)

n/a

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 21, 2016, Scrudato & Co., PA (“Scrudato”) informed CES Synergies, Inc. (the “Company”) that Scrudato was resigning, effective immediately, as the Company’s independent registered public accounting firm. Scrudato resigned because Scrudato’s registration with the Public Company Accounting Oversight Board (the “PCAOB”) was revoked on December 20, 2016. Scrudato resigned on December 21, 2016 following the Company’s receipt of a letter from the Securities and Exchange Commission’s (the “SEC”) staff regarding the PCAOB registration revocation.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through December 21, 2016, there were (i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Scrudato on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scrudato, would have caused Scrudato to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Scrudato’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Scrudato with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Scrudato furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Scrudato’s letter, dated December 28, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 28, 2016, the Board of Directors of the Company engaged DLL CPAs, LLC (“DLL”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through December 28, 2016, neither the Company nor anyone acting on its behalf consulted DLL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by DLL that DLL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Scrudato dated December 28, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CES SYNERGIES, INC.

Dated: December 28, 2016	By:	/s/ Sharon Rosenbauer
Name: Sharon Rosenbauer
Title: Chief Financial Officer

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